AGREEMENT

This Agreement dated this 8th day of January, 2010 (this “Agreement”), is made by and among Giant Investment, LLC, a Delaware limited liability company (“Giant”), Parthenon Investors II, L.P., a Delaware limited partnership (“Parthenon”), PCap Partners II, LLC, a Delaware limited liability company (“PCap Partners”), PCap II, LLC, a Delaware limited liability company (“PCap II”), and John C. Rutherford (the foregoing individuals and entities being collectively referred to herein as the “Parthenon Group”), and Tier Technologies, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Parthenon Group nominated two individuals for election to the Company’s Board of Directors (the “Board”) at the 2009 annual meeting of stockholders of the Company, and one of the Parthenon Group’s nominees, Zachary F. Sadek (“Mr. Sadek”), was elected to the Board at that meeting; and

WHEREAS, the Company and the members of the Parthenon Group have determined that the interests of the Company and its stockholders would be best served by entering into this Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

Section 1.    Board Composition.  The Board shall (i) nominate Mr. Sadek (the “Parthenon Nominee”) for re-election as a director of the Company at the 2010 Annual Meeting, (ii) recommend that the stockholders of the Company at the 2010 Annual Meeting vote to elect the Parthenon Nominee as a director, and (iii) use its reasonable best efforts (which shall include the solicitation of proxies and the voting of shares for which the Board’s designees hold proxies) to ensure that the Parthenon Nominee is elected at the 2010 Annual Meeting; provided, however, that the Board and the holders of proxies granted to the Board’s designees shall not be required to cast, or cause to be cast, in the aggregate more votes for the election of the Parthenon Nominee than may be validly cast pursuant to the Proxy (which term is defined below), plus, if and only if the votes entitled to be cast pursuant to the Proxy are insufficient to ensure the election of the Parthenon Nominee to the Board at the 2010 Annual Meeting, and if and only if the Proxy validly permits the Proxyholders (which term is defined below) to vote an aggregate of at least 1,799,321 shares of Common Stock at the 2010 Annual Meeting, then up to such additional number of votes as shall be necessary to ensure the election of the Parthenon Nominee to the Board at the 2010 Annual Meeting.

Section 2.    Voting; Proxy; Nominee Information.

(a)    The Parthenon Group and their affiliates (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (“Affiliates”) shall (i) cause all shares of the Voting Securities (as defined below) that they beneficially own (as determined by Rule 13d-3 of the Exchange Act) as of the record date for the 2010 Annual Meeting to be present for quorum purposes at the 2010 Annual Meeting, (ii) not support or participate in any “withhold the vote” or similar campaign with respect to any meeting to elect directors of the Company, and, in the event of any such campaign, will vote their shares in accordance with this paragraph, and (iii) not vote any shares of Voting Securities or grant any consent in violation of the agreements set forth in Section 3(a).  In furtherance of the obligations set forth in this subsection and in Section 3(a), the members of the Parthenon Group have executed and delivered to the Company an irrevocable proxy in the form of Exhibit A (the “Proxy”) constituting and appointing the individuals named therein, and the individuals constituted and appointed pursuant to the power of substitution therein, as proxy holders (such persons, the “Proxyholders”) with respect to all Voting Securities beneficially owned by the Parthenon Group as of the date hereof or hereafter acquired.  The members of the Parthenon Group hereby authorize the Proxyholders to cast the votes entitled to be cast pursuant to the Proxy and to cumulate such votes in the Proxyholders’ discretion in favor of the election of any person at the 2010 Annual Meeting (A) nominated by the Board and serving on the Board as of the date hereof and/or (B) nominated by the Board in accordance with the Board’s nomination procedures in effect on the date hereof and for whom the members of the Parthenon Group have specifically authorized the Proxyholders to vote; provided, that, subject to the limitation in the proviso to Section 1, the Proxyholders shall cause to be cast such number of votes (including those entitled to be cast pursuant to the Proxy) in favor of the election of the Parthenon Nominee to the Board that is required to ensure the election of the Parthenon Nominee to the Board at the 2010 Annual Meeting.  The Parthenon Group shall take such actions as the Company may reasonably request, including making timely requests of the record holder of and the intermediaries through which the Parthenon Group beneficially owns Voting Securities and taking all other actions necessary to obtain a “legal proxy,” to permit the Proxyholders to exercise the rights purported to be conveyed by the Proxy.

(b)    To facilitate the voting of any Voting Securities beneficially owned by the Parthenon Group, or the granting of any consent with respect thereto, in any matter other than a matter subject to Sections 2(a) and 3(a), the members of the Parthenon Group shall provide written instructions to the Proxyholders no less than five Business Days prior to the 2010 Annual Meeting, and the Proxyholders shall vote such Voting Securities in accordance with such written instructions on any matter other than a matter subject to Section 2(a) or Section 3(a).

(c)    The Parthenon Group shall promptly provide to the Company any information reasonably requested by the Company for inclusion in any filings or submissions required to be made by the Company with or to the U.S. Securities and Exchange Commission (the “SEC”).

Section 3.    Additional Agreements.

(a)    For the period commencing on the date hereof and ending on the Business Day immediately following the conclusion of the 2010 Annual Meeting, including any adjournments or postponements thereof (the “Termination Date”), each member of the Parthenon Group will not, and will cause each of its respective Affiliates, directors, officers, employees, agents, consultants, advisors, and other representatives, including legal counsel, accountants, and financial advisors (collectively, “Representatives”) not to, do any of the following, directly or indirectly, unless they have obtained the prior written consent of the Board:

(i)    (A) engage, or in any way participate, directly or indirectly, in any “solicitation” (as such term is defined in Rule 14a-1(l) promulgated by the SEC under the Exchange Act) of proxies or consents in any “election contest” with respect to the Company’s directors (regardless of whether it involves the election or removal of directors of the Company), (B) seek to advise, encourage, or influence any Person with respect to the voting of any voting securities of the Company in any “election contest” with respect to the Company’s directors (regardless of whether it involves the election, removal of, or withholding votes for directors of the Company), (C) initiate, propose, or otherwise “solicit” (as such term is defined in Rule 14a-1(l) promulgated by the SEC under the Exchange Act) stockholders of the Company for the approval of stockholder proposals in connection with the election or removal of or withholding votes for directors of the Company, or (D) induce or attempt to induce any other Person to initiate any such stockholder proposal;

(ii)    in connection with any “election contest” with respect to the Company’s directors (regardless of whether it involves the election or removal of or withholding votes for directors of the Company), form, join, or in any way participate in a partnership, syndicate, or other group, including any “group” as defined under Section 13(d)(3) of the Exchange Act, with respect to any voting securities of the Company, other than a “group” that only includes members who are currently identified as Reporting Persons in the Parthenon Group’s Schedule 13D filings (or Affiliates thereof);

(iii)    seek, alone or in concert with others, (A) to call a meeting of stockholders or solicit consents from stockholders, or conduct a nonbinding referendum of stockholders, related to the composition of the Board, (B) to obtain representation on the Board except as otherwise expressly permitted in this Agreement, or (C) to effect the removal of any member of the Board;

(iv)    sell, offer to sell, or agree to sell, all or substantially all, directly or indirectly, through swap or hedging transactions or otherwise, any voting rights decoupled from the underlying Voting Securities held by the Parthenon Group to any Third Party (as defined below);

(v)    enter into any discussions, negotiations, agreements, or understandings with any Third Party with respect to the foregoing, or advise, assist, encourage, or seek to persuade any Third Party to take any action with respect to any of the foregoing, or otherwise take or cause any action inconsistent with any of the foregoing; or

(vi)    request, directly or indirectly, any amendment or waiver of any provision of this Section 3(a) (including this clause (vi)) by the Company or any of its Representatives.

(b)    For the period commencing on the date hereof and ending on the Termination Date, no member of the Parthenon Group shall sell, transfer, or otherwise dispose of (including by merger or otherwise by operation of law) beneficial ownership of any Voting Securities, unless the transferee thereof executes an irrevocable proxy in form and substance satisfactory to the Company, and takes such other actions as the Company may reasonably request, to permit the Proxyholders to exercise all voting and consent rights with respect to such Voting Securities through the Termination Date.

(c)    The Company shall not increase the number of directors constituting the entire Board to a number greater than nine.

Section 4.    Representations and Warranties.

(a)    The members of the Parthenon Group represent and warrant, jointly and severally, as follows:

(i)    Each member of the Parthenon Group has the power and authority to execute, deliver, and carry out the terms and provisions of this Agreement and the Proxy and to consummate the transactions contemplated hereby and thereby.

(ii)    Each of this Agreement and the Proxy has been duly and validly authorized, executed, and delivered by each member of the Parthenon Group, constitutes a valid and binding obligation and agreement of each such member, and is enforceable against each such member in accordance with its terms.

(iii)    The members of the Parthenon Group, together with their Affiliates, beneficially own, directly or indirectly, an aggregate of 1,799,321 shares of Common Stock, and such shares of Common Stock constitute all of the Voting Securities of the Company beneficially owned by the members of the Parthenon Group and their Affiliates.

(iv)    Mr. Sadek is “independent” under the NASDAQ Stock Market, Inc. listing standards (other than with respect to any opinion of the Company’s board of directors referenced therein, as to which the Parthenon Group makes no representation) and Rule 10A-3 of the Exchange Act.

(v)    The information provided by the Parthenon Group with respect to Mr. Sadek for inclusion in any filings or submissions by the Company with or to the SEC (A) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) shall not contain any statement which, at the time and in the light of the circumstances under which such statement is made, will be false or misleading with respect to any material fact, and (C) shall not omit to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier filing with or submission to the SEC.

(b)    The Company hereby represents and warrants as follows:

(i)    The Company has the power and authority to execute, deliver, and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

(ii)    This Agreement has been duly and validly authorized, executed, and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company, and is enforceable against the Company in accordance with its terms.

Section 5.    Specific Performance.  Each of the members of the Parthenon Group, on the one hand, and the Company, on the other hand, acknowledges and agrees that irreparable injury to the other party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that such injury would not be adequately compensable in damages.  It is accordingly agreed that the members of the Parthenon Group, on the one hand, and the Company, on the other hand, shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof and the other party hereto will not take any action, directly or indirectly, in opposition to the party seeking relief on the grounds that any other remedy or relief is available at law or in equity, and each party further agrees to waive any requirement for the security or posting of any bond in connection with such remedy.

Section 6.     Certain Definitions.  As used in this Agreement, (a) the term “Common Stock” shall mean the common stock of the Company, par value $0.01 per share; (b) the term “Person” shall mean any individual, partnership (whether general or limited), corporation, limited liability company, joint venture, or other entity, group, syndicate, trust, government or agency thereof, or any other association or entity whatsoever; (c) the term “Third Party” shall mean any person or entity that is not a party to this Agreement, a member of the Board, a director or officer of the Company, or legal counsel to any party to this Agreement; (d) the term “Voting Securities” shall mean the Common Stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for Common Stock or other securities entitled to vote in the election of directors, whether or not subject to the passage of time, contingencies, contractual restrictions, or any combination thereof (including any derivative securities representing interests in Common Stock); (e) the term “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday, and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close; and (f) “beneficial ownership” is determined pursuant to Rule 13d-3 of the Exchange Act, and the terms “beneficially own,” “beneficial owner,” “beneficial ownership,” and variations thereof have the meanings determined in accordance with Rule 13d-3 of the Exchange Act.

Section 7.    Termination.  The obligations in Sections 1, 2, and 3 shall terminate on the Termination Date.

Section 8.    No Waiver.  Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement.  The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

Section 9.    Successors and Assigns; Assignment.  All the terms and provisions of this Agreement shall inure to the benefit of, and shall be enforceable by, the successors and assigns of each of the parties hereto.  No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.

Section 10.       Entire Agreement; Amendments; Interpretation and Construction.

(a)    This Agreement contains the entire understanding of the parties with respect to its subject matter.  There are no restrictions, agreements, promises, representations, warranties, covenants, or other undertakings other than those expressly set forth in this Agreement.

(b)    This Agreement may be amended only by a written instrument duly executed by the Company and the Parthenon Group or their respective successors or assigns.

(c)    Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said counsel.  Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation.  Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation.

(d)    When reference is made in this Agreement to a Section or subsection, such reference shall be to a Section or subsection of this Agreement unless otherwise indicated.  Whenever the words “include”, “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein,” “hereby,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

Section 11.    Headings.  The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 12.    Notices.  All notices, demands and other communications to be given or delivered under, or by reason of, the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) upon sending (on the date sent if a Business Day, or if not sent on a Business Day, the first Business Day thereafter) if sent by facsimile to the facsimile number below, with electronic confirmation of sending, provided, however, that in each case notice by facsimile shall be deemed to have been given only if a copy is sent within one Business Day thereafter by registered mail, return receipt requested, in each case to the appropriate mailing addresses set forth below, (c) one (1) Business Day after being sent by a nationally recognized overnight carrier to the addresses set forth below, or (d) when actually delivered if sent by any other method that results in delivery (with written confirmation of receipt):

If to the Parthenon Group (or any member thereof), to:

Giant Investment LLC
c/o Parthenon Capital LLC
265 Franklin Street, 18th Floor
Boston, MA 02110
Attention: Brian Golson
Facsimile: 617-960-4010

If to the Company, to:

Tier Technologies, Inc.
10780 Parkridge Blvd., 4th floor
Reston, VA  20191
Attention: Chief Executive Officer
Facsimile: 571-382-1030

in each case, or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

Section 13.    Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof.

Section 14.    Consent to Jurisdiction.  The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of Delaware located in Wilmington, Delaware for any action, suit, or proceeding arising out of or relating to this Agreement.  The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit, or proceeding arising out of or relating to this Agreement in such courts and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit, or proceeding brought in any such court has been brought in an inconvenient forum.

Section 15.    Counterparts.  This Agreement may be executed in counterparts and may be exchanged by PDF or facsimile, each of which shall be an original, but all of which together shall constitute one and the same Agreement.

Section 16.    Severability.  If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired, or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such an occurrence, the parties shall negotiate in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

Section 17.    No Third Party Beneficiaries.  This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other Person.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

GIANT INVESTMENT, LLC

By:	Parthenon Investors II, L.P.,

as managing member

By:	PCap Partners II, LLC,

as general partner

By:	PCap II, LLC,

as general partner

By: /s/ John C. Rutherford

Name:        John C. Rutherford

Title:           Managing Member

PARTHENON INVESTORS II, L.P.

By:	PCap Partners II, LLC,

as general partner

By:	PCap II, LLC,

as general partner

By: /s/ John C. Rutherford

Name:        John C. Rutherford

Title:           Managing Member

PCAP PARTNERS II, LLC

By:	PCap II, LLC,

as general partner

By: /s/ John C. Rutherford

Name:        John C. Rutherford

Title:           Managing Member

PCAP II, LLC

By: /s/ John C. Rutherford

Name:        John C. Rutherford

Title:           Managing Member

By: /s/ John C. Rutherford

Name:  John C. Rutherford

TIER TECHNOLOGIES, INC.

By: /s/ Ronald L. Rossetti

Name:  Ronald L. Rossetti

Title:    Chief Executive Officer and

Chairman of the Board

Exhibit A

IRREVOCABLE PROXY

Each of the undersigned holders of shares of capital stock of Tier Technologies, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Ronald W. Johnston and Keith S. Omsberg and each of them, with full powers of substitution, as the undersigned’s proxy for and on the undersigned’s behalf, to act, vote, execute written consents, and/or waive any and all notice requirements which may be applicable under the Company’s Certificate of Incorporation (as the same is now in effect or may hereafter be amended, the “Certificate of Incorporation”) or otherwise, in each case with respect to all of the shares of capital stock of the Company now or hereafter beneficially owned by the undersigned during the Term (as defined below) (all such securities collectively, the “Proxy Shares”), as fully and to the same extent and effect as the undersigned itself might do, in accordance with the terms and conditions of the Agreement of even date herewith among the undersigned and the Company (the “Agreement”).  Each of the undersigned agrees that any shares of capital stock or voting securities of the Company that the undersigned may purchase or with respect to which the undersigned otherwise acquires beneficial ownership during the Term shall be subject to the terms and conditions of this Irrevocable Proxy and shall constitute Proxy Shares.

Upon execution of this Irrevocable Proxy, each of the undersigned hereby revokes any and all prior proxies or powers of attorney given by the undersigned with respect to the matters as to which this Irrevocable Proxy relates and agrees not to grant any subsequent proxies or powers of attorney with respect to such matters during the Term and not to provide voting instructions with respect to the Proxy Shares in any manner inconsistent with this Irrevocable Proxy or the Agreement during the Term.  This Irrevocable Proxy is irrevocable (to the extent provided in the General Corporation Law of the State of Delaware, 8 Del. Laws ch.1, § 101, et seq., as it may be amended from time to time) for the duration of the Term, is coupled with an interest, and is granted in consideration of the benefits to the undersigned arising from the Agreement.  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

This Irrevocable Proxy is effective as of the date written below and will continue in force until the business day immediately following the conclusion of the 2010 annual meeting of stockholders of the Company, including any adjournments or postponements thereof (the “Term”).

IN WITNESS WHEREOF, the undersigned have executed this Irrevocable Proxy, effective as of the 8th day of January, 2010.

PCAP PARTNERS II, LLC	PCAP II, LLC
By: PCap II, LLC,
as general partner	By:
Name:
Title:
By:
Name:
Title:
A-1

GIANT INVESTMENT, LLC	PARTEHNON INVESTORS II, L.P.
By: Parthenon Investors II, L.P.,	By: PCap Partners II, LLC,
as managing member	as general partner
By: PCap Partners II, LLC,	By: PCap II, LLC,
as general member	as general partner
By: PCap II, LLC
as general partner
By:
Name:
By:	Title:
Name:
Title:
By:
Name: John C. Rutherford

A-2